FOURTH AMENDMENT
TO THE
IR-LIMITED DIRECTOR DEFERRED COMPENSATION AND
STOCK AWARD PLAN

            WHEREAS, Ingersoll-Rand Company Limited (the "Company") maintains the IR-Limited Director Deferred Compensation and Stock
            Award Plan (the "Plan") which was originally effective on January 1, 1997; and

            WHEREAS, the Company reserved the right to amend the Plan in accordance with Section 8.1 thereof, and

            WHEREAS, the Company desires to amend the Plan;

            NOW, THEREFORE,the Plan is hereby amended as set forth below:

1.         Effective July 1, 2003,Section 2.6 is hereby amended to read as follows:

             "2.6            "Deferral Account" means, for each Plan Year, (i) the sum of all of a Participant's Deferral Amounts (other than amounts deferred pursuant to Section 5.10), plus (ii) amounts credited in accordance with all the applicable crediting provisions of the Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or to the Participant's Beneficiary pursuant to the Plan that relate to the Participant's Deferral Account."

2.          Effective July 1, 2003, Section 2.7 is hereby amended as follows:

              "2.7            "Deferral Amount" means the amount of Fees actually deferred under the Plan by the Participant pursuant to Section 3.1 and the amount of Fees automatically deferred pursuant to Section 5.10 for any one Plan Year."

3.             Effective July 1, 2003, Section 2.8 is hereby amended as follows:

              "2.8            "Deferred IR Stock Award Account" means, for each Plan Year, the sum of all of a Participant's deferred stock award amounts pursuant to Section 5.4, deferred amounts upon termination of the retirement plan pursuant to Section 5.5 and deferred amounts pursuant to Section 5.10."

4.              Effective January 1, 2004 Section 2.18 is hereby amended as follows:

                "2.18            "Supplemental Contribution" means an additional amount to be credited to a Participant's Supplemental Contribution
                 Account equal to twenty percent (20%) of the Participant's Fees that are deferred under Section 3.1 of the Plan for a Plan Year by the
                 Participant and is, at the time of making the deferral election, elected to be invested in the Participant's IR Stock Account.

                 Notwithstanding any other provision of the Plan to the contrary, to the extent a Participant elects to change his deemed investment from the IR Stock Account to any one or more investment options provided under the Plan with respect to all or any portion of Fees for which the Participant was credited with a Supplemental Contribution before the related Supplemental Contribution is vested, such
                 Supplemental Contribution and any related earnings shall be forfeited."

5.             Effective July 1, 2003, Section 5 is hereby amended to add a new Section 5.10 as follows:

                "5.10   Mandatory Fee Deferral. Effective July 1, 2003, on each IR Stock quarterly dividend payment date a portion of each
                  Non-employee Director's Fees equal to $15,000, or such other amount as may from time to time be established by resolution of the
                  Board, shall be deferred and credited to the Deferred IR Stock Award Account of each Non-employee Director.

                A Participant's Deferred IR Stock Award Account shall be credited as follows:

                (a)    On the day the Fees are credited to a Participant's Deferred IR Stock Award Account, the Company shall credit the Deferred IR
                         Stock Award Account with an amount equal to the Fees that are deferred pursuant to this Section.

                (b)    All Fees that are deferred pursuant to this Section shall be credited to a Participant's Deferred IR Stock Award Account in units or fractional units.  The value of each unit shall be determined each business day and shall equal the closing price of one share of IR
                         Stock on the New York Stock Exchange-Composite Tape.  On each date that Fees under this Section are credited to the
                         Participant's Deferred IR Stock Award Account, the number of units to be credited shall be determined by dividing the amount of such Fees by the value of a unit on such date.

                         Dividends paid on IR Stock shall be reflected in a Participant's Deferred IR Stock Award Account by the crediting of additional units or fractional units.  Such additional units or fractional units shall equal the value of the dividends based upon the closing price of one share of IR Stock on the New York Stock Exchange-Composite Tape on the date such dividends are paid."

                IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative on this 10th day of March 2005.

                                                                                                                            INGERSOLL-RAND COMPANY LIMITED

                                                                                                                            By: /s/ Timothy McLevish______________________
                                                                                                                                   Timothy McLevish
                                                                                                                                   Senior Vice President and Chief Financial Officer